SELIGMAN FINANCIAL SERVICES, INC.
                                 AN AFFILIATE OF
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.
                                                                     EQC13c 9/96

--------------------------------------------------------------------------------
                              THIRD QUARTER REPORT

--------------------------------------------------------------------------------
                                    SELIGMAN
                                 COMMUNICATIONS
                                AND INFORMATION
                                   FUND, INC.
--------------------------------------------------------------------------------


                               September 30, 1996

                                     [LOGO]
--------------------------------------------------------------------------------
                              A Capital Gain Fund
                              Established in 1983

================================================================================
To the Shareholders
--------------------------------------------------------------------------------

Seligman Communications and Information Fund improved its performance in the third quarter of 1996, outpacing both the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Lipper Science and Technology Funds Average. However, the Fund still lagged the S&P 500 and its Lipper competitors for the nine months ended September 30, 1996. Specific performance information and a discussion with your Portfolio Manager about the past three months begin on page 2.

     In the third quarter of 1996, the economy continued to grow at a healthy pace with virtually no inflationary repercussions and no action from the Federal Reserve Board to alter interest rates. Reports issued in September reflected the economy's health, showing improvement in production, new home sales, wages, and spending.

     With the lowest unemployment rate since June 1990, strong personal incomes, interest rates far below their 1980s levels, and few signs of inflationary pressure, consumer confidence as measured by The Conference Board rose 25% above its January 1996 level.

     In the technology sector, the third quarter witnessed wide fluctuations in stock prices. The strength of the economy produced fears of inflation which, coupled with concerns over future earnings, aggravated losses in July as investors who had been participating in technology's momentum abruptly retreated. In particular, semiconductor stocks endured a steep decline. Though it took the remainder of the quarter for the sector to recover, Intel's strong earnings report helped many blue-chip technology stocks regain most of the lost ground by the end of September. Even semiconductor companies, which had underperformed all year due to inventory problems, started to rebound. Despite the third quarter's volatility, we remain positive on the long-term prospects for the technology market as most technology stocks are now trading at more reasonable valuations.

     Going forward, we foresee continued, albeit moderate, economic growth and a benign level of inflation. This environment of modest growth, combined with relatively stable interest rates, should be beneficial for financial markets -- including the technology sector -- in the months ahead. As always, there could be short-term volatility, but we remain confident in the long-term outlook.

     As we near the end of the year, we encourage you to review your overall investment portfolio. When doing so, you may wish to consult your financial advisor to discuss financial issues such as tax planning, and to ensure that you are following the best investment strategy to help you seek your financial goals.

     We thank you for your continued interest in Seligman Communications and Information Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,


/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                                               /s/ Brian T. Zino
                                                               -----------------
                                                                   Brian T. Zino
                                                                       President

October 30, 1996
-------------------------------------------------------------------------------

IMPORTANT TELEPHONE NUMBERS
---------------------------

SHAREHOLDER
SERVICES
(800) 221-2450

RETIREMENT PLAN
SERVICES
(800) 445-1777

24-HOUR AUTOMATED
TELEPHONE ACCESS SERVICE
(800) 622-4597

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

 ----------

   [PHOTO]

 ----------
Paul H. Wick

HOW DID SELIGMAN COMMUNICATIONS AND INFORMATION FUND PERFORM IN THE PAST THREE MONTHS?

In the third quarter of 1996, the Fund's performance improved despite the July correction in the equity markets, which significantly impacted technology issues. The Fund regained much of the ground that was lost in the first half of the year, and outperformed both the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Lipper Science and Technology Funds Average. Year-to-date, however, Seligman Communications and Information Fund still lagged its two benchmarks.

WHAT MARKET EVENTS AFFECTED SELIGMAN COMMUNICATIONS AND
INFORMATION FUND IN THE THIRD QUARTER?

Technology stock prices fluctuated a great deal in the three months ended September 30, 1996. In July, a brief but sharp downturn was brought on by fears of inflation and negative earnings reports from bellwether companies such as Motorola. Technology stocks as a whole suffered in the sell-off as investors moved toward defensive stocks. Unexpectedly strong earnings news, however, contributed to the August and September recovery of the technology sector, which ended the third quarter on a positive note. Accordingly, the Fund's performance improved significantly during the quarter as valuations rose with the rebounding markets.

WHAT PROMPTED THE RECOVERY IN THE TECHNOLOGY MARKET?

The recovery was spurred by several factors. First, despite overall negative expectations for the industry, evidence of renewed strength in the global personal computer market provided encouragement. The pick-up in the PC market also helped stabilize the prices of commodity memory chips, such as DRAMS, which had performed poorly earlier in the year. Second, confidence in the US technology market was rekindled by Microsoft's prompt release of the newest version of Windows NT and by Intel's pre-announcement of greater-than-expected third quarter earnings. Both events were catalysts which focused investors on technology's attractive valuations. Lastly, robust growth continued in the communications infrastructure markets.

WHAT INVESTMENT STRATEGY DID YOU FOLLOW THIS QUARTER?

In the third quarter, we continued to reduce the portfolio's weighting in semiconductor capital equipment stocks, given our expectation that the downturn in semiconductor spending would be deeper, and more prolonged, than originally anticipated. Our reduced weighting should make the Fund less vulnerable to the lingering overcapacity issues which are still impacting the sector. In the computer hardware/peripherals sector, we took profits in Dell Computer after seeing substantial appreciation, and built up new positions in Compaq Computer and Gateway 2000, both of which were more reasonably valued. We further increased our positions in this sector, purchasing Storage Technology and Mylex. We have increased the Fund's exposure to PC makers so that it may more fully participate in this sector's advantageous valuations and positive growth trends. Finally, we substantially added to positions in Glenayre Technologies and U.S. Robotics amid panic selling during the quarter, as these companies have strong underlying fundamentals and good long-term prospects. Going forward, we will continue to selectively purchase technology issues that we believe have outstanding growth and earnings prospects.

================================================================================

--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK FOR THE FUND?

The outlook for Seligman Communications and Information Fund is quite good. Technology is entering its seasonally stronger fourth quarter; there is typically an increase in European activity, a pre-Christmas production build-up related to new product releases, and a "use it or lose it" corporate budget attitude. Another positive factor is the rise in the semiconductor industry's book-to-bill ratio which is now close to 1.0 for the first time since December of 1995 and reflects improved demand conditions. Finally, we anticipate strong earnings reports from Intel and the top US personal computer companies. As of the time of this writing, we have reduced the portfolio's cash position to 4%, as we are participating in the market more aggressively. While short-term volatility in the technology sector is a continuing possibility, the current environment holds promise, and we are optimistic for the fourth quarter and for the new year.

================================================================================
Seligman Communications and Information Fund, Inc.
--------------------------------------------------------------------------------

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS*
FOR PERIODS ENDED SEPTEMBER 30, 1996
                                                                                                     AVERAGE ANNUAL
                                                                                    ----------------------------------------------
                                        CLASS B                                                                            CLASS D
                                         SINCE                                                                              SINCE
                                       INCEPTION         THREE          NINE          ONE           FIVE           10     INCEPTION
                                        4/22/96          MONTHS        MONTHS         YEAR          YEARS         YEARS     5/3/93
                                        -------          ------        ------         ----          -----         -----     ------
Class A
With Sales Charge                        n/a              1.10%        (4.20)%       (18.00)        27.21%        21.21%      n/a
Without Sales Charge                     n/a              6.14          0.59         (13.92)        28.46         21.81       n/a
Class B
With 5% CDSL                           (5.66)%            0.95           n/a            n/a           n/a           n/a       n/a
Without CDSL                           (0.70)             5.95           n/a            n/a           n/a           n/a       n/a
Class D
With 1% CDSL                             n/a              4.90         (1.00)        (15.36)          n/a           n/a       n/a
Without CDSL                             n/a              5.90          0.00         (14.57)          n/a           n/a     31.88%
S&P 500**                               6.15+             3.09         13.50          20.33         15.23         14.95    16.99++
LIPPER SCIENCE &
  TECHNOLOGY
  FUNDS AVERAGE***                      1.96+             5.62         13.91           7.67         23.80         18.03    25.02++

NET ASSET VALUE
            SEPTEMBER 30, 1996      JUNE 30, 1996           MARCH 31, 1996          DECEMBER 31, 1995
            ---------------------   --------------          ----------------        --------------------
CLASS A           $22.12                $20.84                  $20.81                  $21.99
CLASS B            21.36                 20.16                   21.51(0)                  n/a
CLASS D            21.35                 20.16                   20.16                   21.35

CAPITAL GAIN INFORMATION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                        CAPITAL GAIN
            -------------------------------------
              REALIZED              UNREALIZED+++
            --------------          -------------
CLASS A        $0.413                  $0.746
CLASS B        $0.413                  $0.746
CLASS D        $0.413                  $0.746

----------
A fund that concentrates its investments in one economic sector may be subject to greater share price fluctuations than a more diversified fund.
  * Return figures reflect any change in price per share and assume the reinvestment of capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the 0.25% Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
 ** The S&P 500 is an unmanaged index that assumes reinvestment of estimated dividends, and does not reflect fees and expenses. Investors may not invest directly in an index.
*** The Lipper Science & Technology Funds Average is an average of 40 Science and Technology Funds and does not reflect commissions that may be incurred in connection with purchases or sales. Investors may not invest directly in an average.
(0)  As of April 22, 1996.
  +  From April 30, 1996.
 ++  From April 30, 1993.
+++ Represents the per share amount of net unrealized appreciation of portfolio securities as of September 30, 1996.

================================================================================
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
--------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES
During Past Three Months

                                             SHARES
                                     -----------------------
                                                   HOLDINGS
ADDITIONS                              INCREASE    9/30/96
---------                            -----------  ----------
Cabletron Systems ..................   500,000   1,200,000
Compaq Computer ....................   700,000     700,000
Electronic Data Systems ............   600,000     600,000
Gateway 2000 .......................   800,000     800,000
Glenayre Technologies .............. 1,000,000   2,100,000
Infinity Broadcasting (Class A) .... 1,500,000   1,500,000
Mylex .............................. 1,800,000   1,800,000
Storage Technology ................. 1,200,000   1,500,000
U.S. Robotics ......................   500,000     700,000
VeriFone ...........................   600,000     600,000


MAJOR PORTFOLIO HOLDINGS
At September 30, 1996

                                              SHARES
                                     -----------------------
                                                   HOLDINGS
REDUCTIONS                             DECREASE    9/30/96
----------                           -----------  ----------

American Telephone
  & Telegraph ......................   700,000          --
Atmel .............................. 1,400,000     500,000
C-Cube Mircrosystems ............... 1,100,000          --
Dell Computer ......................   250,000          --
Intel ..............................   200,000   1,200,000
KLA Instruments .................... 1,200,000          --
Microchip Technology ...............   900,000   1,100,000
Synopsys ...........................   420,000   1,380,000
Tektronix ..........................   850,000          --
Zilog .............................. 1,294,000     200,000

Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.


SECURITY                                    VALUE
--------                                ------------
Cisco Systems ...................       $142,743,750
EMC .............................        117,650,000
Intel ...........................        114,525,000
3Com ............................         84,087,500
Parametric Technology ...........         84,043,750
Cabletron Systems ...............         82,050,000
Xilinx ..........................         81,450,000
Seagate Technology ..............         72,637,500
Synopsys ........................         63,652,500
Storage Technology ..............         56,812,500


MAJOR SECTORS
At September 30, 1996

[The following table represents a pie chart in the printed piece.]

Computer Hardware/Peripherals .......     19.6%
Communications Infrastructure .......     19.4%
Semiconductors ......................     15.8%
Computer Software ...................     15.5%
Short-Term Holdings .................      8.2%
Semiconductor Capital Equipment .....      5.8%
Contract Manufacturing/Circuit Boards      3.8%
Information Services ................      3.2%
Other ...............................      8.7%

================================================================================
PORTFOLIO OF INVESTMENTS (unaudited)
--------------------------------------------------------------------------------

                                        SHARES             VALUE
                                        ------             -----
COMMON STOCKS 91.8%
COMMUNICATIONS
  INFRASTRUCTURE 19.4%
Bay Networks* ..................      1,500,000       $ 40,875,000
Black Box* .....................        116,200          3,849,125
Cabletron Systems* .............      1,200,000         82,050,000
CIDCO* .........................      1,500,000         30,937,500
Cisco Systems* .................      2,300,000        142,743,750
Digi International* ............        500,000          7,187,500
ECI Telecommunications .........      2,000,000         42,000,000
Fore Systems* ..................        300,000         12,431,250
Glenayre Technologies* .........      2,100,000         48,037,500
Network General* ...............      1,300,000         29,900,000
Oak Industries* ................        600,000         19,950,000
3Com* ..........................      1,400,000         84,087,500
U.S. Robotics ..................        700,000         45,325,000
                                                     -------------
                                                       589,374,125
                                                     -------------
COMPUTER HARDWARE/
  PERIPHERALS 19.6%
Adaptec* .......................        400,000         23,975,000
Compaq Computer* ...............        700,000         44,887,500
Electronics for Imaging* .......        450,000         32,512,500
EMC* ...........................      5,200,000        117,650,000
Gateway 2000* ..................        800,000         38,350,000
In Focus Systems* ..............        500,000          7,125,000
Komag* .........................      1,900,000         40,137,500
Lexmark International
  Group (Class A)* .............      2,300,000         46,862,500
Mylex* .........................      1,800,000         28,350,000
Seagate Technology* ............      1,300,000         72,637,500
Storage Technology* ............      1,500,000         56,812,500
Sun Microsystems* ..............        192,900         11,971,856
Vicor* .........................        290,000          7,195,625
Western Digital* ...............        500,000         20,062,500
Xerox ..........................        900,000         48,262,500
                                                     -------------
                                                       596,792,481
                                                     -------------
COMPUTER SOFTWARE 15.5%
Activision* ....................      1,000,000         14,187,500
Ansys* .........................        800,000          9,300,000
Applix* ........................        100,000          2,650,000
BMC Software ...................        300,000         23,887,500
Cadence Design Systems* ........        900,000         32,175,000
Hummingbird
  Communications* ..............        400,000         11,450,000
Informix* ......................      1,300,000         36,318,750
Mentor Graphics* ...............      3,400,000         30,387,500
Microsoft* .....................        350,000         46,134,375
Oracle Systems* ................      1,200,000         51,075,000
PC Docs Group International* ...        300,000          4,087,500
Parametric Technology* .........      1,700,000         84,043,750
Sterling Software* .............        300,000         22,912,500
Structural Dynamics Research* ..      1,200,000         28,800,000
Synopsys* ......................      1,380,000         63,652,500
3DO* ...........................      2,200,000         12,100,000
                                                     -------------
                                                       473,161,875
                                                     -------------
CONTRACT MANUFACTURING/
  CIRCUIT BOARDS 3.8%
ADFlex Solutions* ..............        750,000          8,156,250
Altron* ........................        900,000         12,375,000
Hadco* .........................      1,050,000         33,534,375
Merix * ........................        600,000         11,700,000
Praegitzer Industries* .........        500,000          4,656,250
Sanmina* .......................        200,000          8,100,000
SCI Systems* ...................        650,000         36,603,125
                                                     -------------
                                                       115,125,000
                                                     -------------
INFORMATION SERVICES 3.2%
Automatic Data Processing ......        450,000         19,631,250
Electronic Data Systems ........        600,000         36,825,000
MetroMail* .....................        700,000         15,137,500
VeriFone* ......................        600,000         26,850,000
                                                     -------------
                                                        98,443,750
                                                     -------------
INTERNET/ON-LINE 2.1%
America Online* ................      1,400,000         49,875,000
CompuServe* ....................      1,000,000         13,625,000
                                                     -------------
                                                        63,500,000
                                                     -------------
MEDIA 2.1%
Cox Radio* .....................        129,000          2,838,000
Infinity Broadcasting (Class A)*      1,500,000         47,250,000
Leap Group* ....................         88,000            902,000
New World Communications
  Group (Class A)* .............        300,000          6,918,750
Univision Communications* ......         66,700          2,234,450
Young Broadcasting (Class A)* ..        111,000          3,607,500
                                                     -------------
                                                        63,750,700
                                                     -------------
PUBLISHING 1.3%
News Corp. (ADRs -- Voting
  Preference Shares) ...........      2,000,000         34,000,000
Scholastic* ....................         70,000          5,057,500
                                                     -------------
                                                        39,057,500
                                                     -------------

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------

                                        SHARES             VALUE
                                        ------             -----
SEMICONDUCTORS 15.8%
Analog Devices* ................      1,000,000       $ 27,125,000
Atmel* .........................        500,000         15,406,250
ESS Technology* ................        900,000         15,356,250
Intel ..........................      1,200,000        114,525,000
International Rectifier* .......      1,850,000         25,668,750
Lattice Semiconductor* .........      1,950,000         56,428,125
Maxim Integrated Products* .....      1,550,000         54,928,125
Microchip Technology* ..........      1,100,000         41,387,500
S3* ............................      1,900,000         37,643,750
Tower Semiconductor* ...........      1,000,000          7,250,000
Xilinx* ........................      2,400,000         81,450,000
Zilog* .........................        200,000          3,825,000
                                                     -------------
                                                       480,993,750
                                                     -------------
SEMICONDUCTOR CAPITAL
  EQUIPMENT 5.8%
Asyst Technologies* ............        500,000          9,750,000
Credence Systems* ..............      1,800,000         28,125,000
Electroglas* ...................      1,000,000         13,812,500
Etec Systems* ..................        300,000         10,275,000
Fusion Systems* ................        590,000         10,472,500
Novellus Systems* ..............      1,000,000         42,312,500
Silicon Valley Group* ..........        370,000          6,544,375
Tencor Instruments* ............      2,100,000         38,062,500
Ultratech Stepper* .............        850,000         15,990,625
                                                     -------------
                                                       175,345,000
                                                     -------------
TELECOMMUNICATIONS 1.0%
Frontier .......................        500,000         13,312,500
Metromedia International
  Group* .......................      1,000,000         10,625,000
Millicom International Cellular*        200,000          8,100,000
                                                     -------------
                                                        32,037,500
                                                     -------------

                                       SHARES OR
                                       PRIN. AMT.
                                       ----------
MISCELLANEOUS 2.2%
Cognex* ........................      2,100,000shs. $   34,387,500
Electro Scientific Industries* .        800,000         14,900,000
VanStar* .......................        700,000         16,975,000
                                                     -------------
                                                        66,262,500
                                                     -------------
TOTAL COMMON STOCKS
  (Cost $2,690,324,753) ........                     2,793,844,181
                                                     -------------
SHORT-TERM
  HOLDINGS 8.2%
Canadian Imperial Bank of
  Commerce, Grand Cayman,
  Fixed Time Deposit,
  5 3/4%, 10/1/1996 ............    100,000,000        100,000,000
National Westminster Bank,
  Nassau, Fixed Time Deposit,
  5 3/4%, 10/1/1996 ............    100,000,000        100,000,000
Union Bank of Switzerland,
  Grand Cayman,
  Fixed Time Deposit
  5 3/8%, 10/1/1996 ............     49,500,000         49,500,000
                                                     -------------
TOTAL SHORT-TERM HOLDINGS
  (Cost $249,500,000) ..........                       249,500,000
                                                     -------------
TOTAL INVESTMENTS 100.0%
  (Cost $2,939,824,753) ........                     3,043,344,181
OTHER ASSETS
  LESS LIABILITIES .............                          (988,684)
                                                     -------------
NET ASSETS 100.0% ..............                     3,042,355,497
                                                     ==============
----------
* Non-income producing security

Note: Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amoritized cost.